Exhibit 10.15:

RESTATED SALES AGREEMENT BETWEEN INTERNATIONAL COMPUTER SYSTEMS, INC. AND THE REGISTRANT.

PAGES WHERE CONFIDENTIAL TREATMENT HAS BEEN REQUESTED ARE STAMPED 'CONFIDENTIAL TREATMENT REQUESTED AND THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION,' AND THE APPROPRIATE SECTION HAS BEEN MARKED IN THE MARGIN WITH A STAR (/*/).

                        RESTATED SALE AGREEMENT BETWEEN
                      INTERNATIONAL COMPUTER SYSTEMS, INC.
                                      AND
                                IDT CORPORATION

    This Sale Agreement (the "Agreement") is entered into as of the 29th day of July, 1996 by and between INTERNATIONAL COMPUTER SYSTEMS, INC., a Louisiana corporation (hereinafter referred to as "Seller"), represented herein by Gordon
E. Kime, who has been duly authorized by the Board of Directors of Seller, and IDT CORPORATION, a Delaware corporation (hereinafter referred to as "Purchaser"), represented herein by Howard Balter, who has been duly authorized by the Board of Directors of Buyer

                                  WITNESSETH

    WHEREAS, the parties hereto entered into an Agreement styled Sale Agreement, dated July 29, 1996, and desire to restate in its entirety that Agreement; and

    WHEREAS, Seller is an Internet service provider doing business under the trade name of "Linknet" and provides Internet access to customers, including management of the Internet for its customers and customer support for all customers of Linknet, throughout the State of Louisiana; and

    WHEREAS, Purchaser is an Internet service provider throughout the United States providing Internet services to its customers, management of the network and customer support for the customers on its network; and

    WHEREAS, Purchaser desires to purchase and seller desires to sell all of Seller's equipment and other assets comprising the Linknet network; which equipment is more fully described on Exhibit A attached hereto and incorporated herein by reference (the "Equipment") and

    NOW THEREFORE, it is mutually agreed as follows:

                                      1.
                                SALE OF ASSETS

    For and in consideration of the Purchase Price, defined below, Seller does hereby grant, bargain, sell, convey, assign, set over and deliver unto Purchaser who does hereby accept and purchase for itself, its successors and assigns, and does hereby acknowledge delivery and possession thereof, all of Seller's interests in the Equipment and other assets of the seller referenced in Exhibit A, and all interests, rights and privileges of ownership of the Equipment, to have and to hold unto said Purchaser, its successors and assigns forever.

                                       2.
                                 CONSIDERATION

    As used herein, the term "Purchase Price" shall mean [        ]/*/ Purchaser
shall pay the Purchase Price to Seller follows: [        ]/*/ has already been
paid, with respect to which Seller acknowledges receipt; [        ]/*/ is hereby
paid in cash with respect to which Seller hereby acknowledges receipt, the
balance, to wit [        ]/*/ shall be paid in [    ]/*/ payments due on the
first date of each month commencing October 1, 1996. The [        ]/*/ balance
of the Purchase Price shall bear interest at the rate of [    ]/*/ per annum,
commencing August 1, 1996. The first 6 payments shall be [            ]/*/ in
the following amounts: October 1, 1996 - [        ]/*/; November 1, 1996 -
[        ]/*/; December 1, 1996 - [        ]/*/; January 1, 1997 - [       ]/*/;
February 1, 1997 - [        ]/*/; March 1, 1997 - [        ]/*/. The next
[    ]/*/ payments shall be of interest and principal, each in the amount of
[        ]/*/. The final payment, due on September 1, 2000, shall be in an amount equal to the sum of all accrued and

                                       2
          CONFIDENTIAL TREATMENT REQUESTED AND THE REDACTED MATERIAL
                 HAS BEEN SEPARATELY FILED WITH THE COMMISSION
unpaid interest due under this note, all principal due under this note and all other amounts due under this note. All payments due under the Note shall be made to Hibernia National Bank in satisfaction of Seller's indebtedness to such bank until fully repaid and until any security interest Hibernia National Bank may
have in the Equipment is satisfied. ICS directs that the [        ]/*/ be paid
as follows: (i) [        ]/*/ to Bank One Equity Investors, Inc. ("Bank One")
for the purchase by ICS of Bank One's preferred stock in ICS [





   ]/*/ and (iii) [        ]/*/ to Sullivan, Stolier & Daigle, APLC, as Escrow
Agent, pursuant to the terms of the Escrow Agreement attached hereto as Exhibit D, and will pay all of the liabilities listed as an attachment to Exhibit D. ICS will have no other remaining material liabilities except as set forth as Exhibit
E. Except as set forth in Exhibit F, ICS has incurred no other liabilities since July 29, 1996 which IDT shall assume pursuant to this agreement.

                                      3.
              SELLER'S REPRESENTATIONS, WARRANTIES AND COVENANTS

    Seller makes the following representations, warranties and covenants:

        i) The Equipment is in good condition and in proper working order, and is fit for the intended use by Purchaser, to wit: Internet access and service for its customers, management of the network by Purchaser and customer support by Purchaser and other uses normally made of such Equipment by a company in the business of the Seller.


                                       3
          CONFIDENTIAL TREATMENT REQUESTED AND THE REDACTED MATERIAL
                 HAS BEEN SEPARATELY FILED WITH THE COMMISSION

        ii) Other than as set forth on Exhibit B, the Seller has good, clear and absolute record and marketable title to all of the Equipment sold free and clear of any and all liens, pledges, encumbrances, charges, rights of first refusal; transfer restrictions, options, or any similar claim or right, legal or equitable, or any other such restriction which could interfere with the possession, use and enjoyment of anything sold pursuant to this Agreement, and interests of any other person or entity, including without limitation, tax liens, mortgages, security interests and interests of co-owners, and that Seller has the ability to transfer good title free of interests of any person or entity.

        iii) The Seller has paid all applicable federal, state, local and other taxes as of the date of the closing of this transaction and that no taxes are due and payable as of the date of the closing of this transaction, and that the Seller has properly filed all required Federal, State or local tax returns. The property tax on the Equipment due after the date hereof shall be paid by Purchaser.

        iv) The Seller is not involved in any controversy, including without limitation, lawsuits and settlement negotiations, wherein the Seller's ownership, right of use, or right of sale of the Equipment and other assets sold in this transaction are in any doubt whatsoever.

        v) The Seller has fully disclosed to the Purchaser the scope of any and all manufacturers' warranties on the Equipment, which are hereby assigned to the Purchaser.

        vi) The Seller has taken no action to cause the manufacturer warranties on the equipment to be questioned or eliminated, including without limitation repairs in a manner other than that authorized by the warranty, and has taken all actions necessary to cause all warranties on the Equipment to remain in full force and effect.

        vii) The Seller may sell the Equipment and other assets sold in this transaction without conflicting with, constituting a default under, or breaching any provision of any agreement, contract, whether oral or written, commitment, binding arrangement, deed, lease or other instrument to which Seller is a party.

        viii) The Seller may sell the Equipment and other assets sold in this transaction consistent with all applicable Federal, State and local law, including without limitation, statutes, regulations and court orders.

        ix) Other than as set forth on Exhibit B, the Equipment sold in this transaction are not subject as of the date of the signing of this agreement nor will they become subject to any material liabilities except those voluntarily incurred by the Purchaser after the completion of transfer of title, nor will Purchaser's entering into this agreement give rise to any liabilities on the part of the Purchaser other than those expressly accepted by Purchaser under this agreement.

        x) Seller is a corporation duly incorporated and in good standing under the laws of Louisiana and has all requisite power, capacity and authority to enter into this Agreement. Attached hereto as exhibit C is a copy of a duly adopted Board resolution authorizing Seller's entering into this Agreement and acknowledging that this Agreement is a binding and enforceable obligation of Seller. Seller has full right and authority to enter into this Agreement without any other governmental or private consent or approval.

        xi) Other than as set forth on Exhibit B, neither Purchaser nor the Equipment are subject, nor will become subject, to any material liabilities other than those expressly disclosed herein. This provision applies to liabilities accruing before or after closing which relate to the period prior to closing.

        xiii) No representations or warranties of Seller made in any document, certificate, exhibit or omit to state a material fact necessary to make any statement of fact contained herein or therein not misleading. All documents and other papers delivered in connection hereto are true, complete and authentic.

        The foregoing representations, warranties and covenants shall survive the closing of the transaction hereunder.

    Notwithstanding any other provision of this agreement, or any provision of any other agreement or contract between Purchaser and Seller, the Purchaser shall have the right to deduct from payments due to the seller under the promissory note any damages caused by a breach of the above representations, covenants or warranties, or any other provision of this agreement, and any representations covenants or warranties provided by applicable state or federal law; including without limitation UCC Article 2. The Purchaser shall have the right to withhold sufficient payments to satisify any and all damages suffered by it including without limitation costs of repair, costs of unpaid taxes, costs to clear encumbrances, lost profits and attorneys fees, until such time and in such amount that purchaser's damages have been fully redressed by withheld funds.

    The above right of deduction shall be without prejudice to the right of the Purchaser to pursue any other remedies, including without limitation, a lawsuit for breach of contract.

                                      4.
                            ADDITIONAL UNDERTAKINGS

    Seller agrees (i) that Purchaser shall be and hereby is subrogated to all claims and rights of Seller under any insurance coverage maintained by Seller against casualty or other damage to any properties or assets of Seller sold to Purchaser, even if the loss with respect to such properties or assets arises after the date of this Agreement; (ii) to remit promptly to Purchaser any insurance proceeds which it may receive on account of any such claim or right; and (iii) to cooperate with Purchaser in obtaining payment with respect to any such claim or right.

                                      5.
                              ASSIGNMENT OF LINES

    Effective as of July 29, 1996, Purchaser shall assume all financial responsibility for all dial up access telephone lines (Bell South) and all Internet access lines (MCI) used by customers of Seller/Purchaser to access the Internet. Seller hereby represents that all of its access and telephone lines are fully assignable without limitation, and hereby assigns and agrees to do all other acts necessary to assign all access telephone lines.

    Seller also warrants that the leases of all premises where such lines are installed are assignable and will be assigned to Purchaser as of the closing of this agreement.

                                      6.
                            COVENANT NOT TO COMPETE

    Seller covenants that for three years following the closing date, neither it nor any of its officers, agents or employees will solicit any of Purchaser's current or former customers, clients or employees as of the date of this Agreement. Seller further covenants that, except as provided in paragraph l of the Royalty Agreement, for three years following the closing of this agreement it will not attempt to solicit potential Internet service customers in the state of Louisiana. Seller's undersigned officers and directors personally accept the obligation imposed by this paragraph as evidenced by their signatures at the end of this Agreement. Any breach of this paragraph by Seller or any of its officers or directors, whether material or not, shall be considered a breach of all agreements between the parties.

                                      7.
                                INDEMNIFICATION

    Without limiting its obligations and liabilities to Purchaser under this agreement and applicable laws, Seller and the undersigned officers and directors of Seller agree to jointly and severally indemnify Purchaser against and to hold Purchaser harmless from any and all losses, liabilities, damages, demands, claims, assertions, actions and suits, whether groundless or otherwise, and all costs and expenses, including reasonable attorneys fees, from or in connection with:

            (a) Any claim made against Purchaser in respect of liabilities of Seller not
            (b) Any breach of representations, covenant or warranty or incorrect or this or other agreements between Seller and Purchaser.

                                      8.
                                 GOVERNING LAW

    This Agreement shall be governed by the laws of the State of Louisiana. Any dispute arising out of this agreement shall be resolved by binding arbitration before the American Arbitration Association, to be held in New York City.

                                      9.
                                 MISCELLANEOUS

    This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which shall together constitute one agreement.

    If any covenant, warranty or representation made by the Seller in this Agreement is not correct, the Seller will be deemed to have defaulted under this Agreement, granting to the Purchaser all the rights and remedies provided herein.

    To the extent that this Agreement conflicts with any agreement entered into prior to the signing of this Agreement, this Agreement shall control with respect to matters covered herein.

    Purchaser shall not be obligated to assume or become liable for any liabilities, obligations, debts, contracts, or commitments of Seller, including any future liability relating to the period prior to closing, of any kind whatsoever, including, without limitation, liabilities of Seller under express or implied warranties for the replacement, repair or reworking of products or services sold by Seller, except as otherwise provided for in this Agreement.

    This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

    Each of the parties hereto shall pay its own expenses incident to the preparation and carrying out of this Agreement and the transactions contemplated hereby. No provision of this Agreement shall be construed against or interpreted to the disadvantage of any party by reason of such party having or being deemed to have drafted such provision.

        IN WITNESS WHEREOF, Seller and Purchaser have executed this Agreement on October 14, 1996 effective as of the day and year first written above.


WITNESSES:                              INTERNATIONAL COMPUTER SYSTEMS, INC.




                                        BY:
--------------------------                  -----------------------------------



--------------------------


                                        IDT CORPORATION


                                        BY:
--------------------------                  -----------------------------------



--------------------------




                                        APPROVED AND ACCEPTED BY:

                                            /s/ Gordon Kime
                                            -----------------------------------
                                            Gordon Kime


                                            /s/
                                            -----------------------------------
                                            [Linknet Officer]



                                            /s/
                                            -----------------------------------
                                            [Linknet Officer]



                                            /s/
                                            -----------------------------------
                                            [Linknet Officer]

               ADDENDUM TO SALE AND ROYALTY AGREEMENTS BETWEEN
                       ICS AND IDT, DATED AS OF 7/31/96

            ICS hereby acknowledges that it is liable to hold IDT harmless and to indemnify IDT with respect to any and all of ICS' indebtedness to Hibernia National Bank, which indebtedness encumbers the Equipment purchased by IDT. Accordingly, ICS agrees that IDT may pay directly to Hibernia revenues otherwise payable to ICS pursuant to the Royalty Agreement in sufficient amounts so that by the termination date of the Royalty Agreement, the scheduled payments due under the Note by IDT to ICS dated October 14, 1996, will be sufficient to satisfy all remaining scheduled payments due at that time to Hibernia.

            Notwithstanding the law applicable to the other agreements among the parties, this Addendum shall be governed pursuant to the laws of the State of New York.

Dated: October 14, 1996

Accepted:

International Computer Systems, Inc.
By: Gordon E. Kime

    /s/ Gordon E. Kime

                          Exhibit A to Sale Agreement
                        Current Network Equipment Cost


        Description      Type      Units        Retail       Deprec     Selling
--------------------------------------------------------------------------------
Alpha 2100              System       1        [
Alpha 1000              System       1
Alpha 1000              System       1
Alpha 200/166           System       1
Alpha 150               System       1
DEC Dual P120           System       1
Alpha 266               System       2
Pentium 100             System       1
Pentium 100             System       1
DEC P75                 System       5
DEC 486/66              System       2
DEC P133                System       2
DEC P100                System       1

SUBTOTAL

Cisco 2501              Router       3
Cisco 4000M             Router       2
Cisco 4000M             Router       5
Vanguard                Router       2
Vanguard 300            Router       2
Livingston Route        Router       1
Cisco FDDI              Router       5
Cisco Cables            Router       9

SUBTOTAL

Micom 10K               CSU          5
Micom 5K                CSU          7
Micom 10K               CSU          1
TSU 600                 CSU          2
TSU 100                 CSU          5
Motorola CSU            CSU          8
Datacom 56K             CSU          1
Motorola FDP            CSU         13

SUBTOTAL

Pipeline 400            ISDN         6
NT1 ACE                 ISDN        29
Pipeline 50             ISDN         1
Pipeline 25             ISDN         1
Bitsurfer Pro           ISDN         2
Bitsurfer Central       ISDN         2
Xircom ISDN             ISDN         1

SUBTOTAL

925 Modem               Modem      495
925 LIU                 Modem       15
925 SMC                 Modem       20
925 Power Sup           Modem       15
Multitech 2834M         Modem       11                                      ]/*/

          Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission

                        Current Network Equipment Cost


        Description      Type      Units        Retail       Deprec     Selling
--------------------------------------------------------------------------------
SUBTOTAL

925 Shiva               Term Serv   52        [
900 GM                  Term Serv    9
Digiboard EISA          Term Serv    1
Liv Portmaster          Term Serv    2
Liv Portmaster2E        Term Serv    1

SUBTOTAL

DEC 900MX               Networking   8
DEC 900MS               Networking   9
DEC 900EF               Networking   1
DEC 900TX               Networking   1
DEC 900TM               Networking   1
DEC 90T                 Networking  12
DEChub PS               Networking  23
DEChub 1                Networking   3
Asante Hub              Networking   1
Asante Hub              Networking   1
DEC FDDI                Networking   2
DEC FDDI Mods           Networking   9

SUBTOTAL

VT420 TERM              Misc.        2
Toshiba NB              Misc.        2
APC 900                 Misc.        9
APC 1400                Misc.       11
APC 2000                Misc.        2
DecLaser 1152           Misc.        1
Tool Kits               Misc.        2
Blue Racks              Misc.        8
Black Racks             Misc.        9
Grey Racks              Misc.        1
Patch Panels            Misc.        7

SUBTOTAL

Net Comm Srv            Software     1
Dec Mailwrk             Software     1
Net Comm Srv            Software     2
Net Comm Srv            Software     1
OSF Unlim               Software     3
OSF Docs                Software     3
OSF Libs                Software     3
SNMP Manag              Software     1
PM2 Src                 Software     1
QR Bbinet               Software     1
SysDraw                 Software     2
Post Office             Software     1                                      ]/*/

          Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission

                        Current Network Equipment Cost


        Description      Type      Units        Retail       Deprec     Selling
--------------------------------------------------------------------------------

SUBTOTAL

Salaries/Labor          Labor        1       [
Salaries/Prog           Labor        1
Salaries/Train          Labor        1

SUBTOTAL

DEC AlphaSrv            Consulting   1
DEC Remote Mg           Consulting   1
DEC Kerberos            Consulting   1
DEC Tech Supp           Consulting   1
DEC Tech Supp           Consulting   1
Oth Tech Supp           Consulting   1
Oth Tech Supp           Consulting   1
Oth Tech Supp           Consulting   1
Oth Tech Supp           Consulting   1
Oth Tech Supp           Consulting   1

SUBTOTAL

Phone Install           Install      1
Cable Install           Install      1
T1 Install              Install      1
Oth Install             Install      1
Bell Backbone           Install      1
Bell Backbone           Install      1
Bell Phone Liines       Install      1
MCI Install             Install      1

SUBTOTAL

Cisco Smartnet          Warranty     7
DEC Uplift              Warranty     1
DEC Uplift              Warranty     1                                      ]/*/

SUBTOTAL

GRAND TOTAL

          Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission

                          Exhibit E to Sale Agreement
                            Liabilities After Close

All creditors in the amount set forth on the attached
  11 page listing of creditors entitled "ICS, INC. d/b/a
  Linknet Internet Services - Aged Open Income Summary"
  with exception to those creditors being paid pursuant
  to the Escrow Agreement and listed on Schedule 2
  to the Escrow Agreement.                                      $374,097.26
Security National Bank                                          $499,000.00
Hibernia National Bank                                          $825,000.00
Amounts Due Stockholders                                        $492,973.63
                                                Total         $2,191,070.89

          RESTATED CONSULTANT AND CUSTOMER SUPPORT AGREEMENT BETWEEN
                     INTERNATIONAL COMPUTER SYSTEMS, INC.
                                      AND
                                IDT CORPORATION

    This Consultant and Customer Support Agreement (the "Agreement") is entered into as of the 29th day of July, 1996 by and between INTERNATIONAL COMPUTER SYSTEMS, INC., a Louisiana corporation (hereinafter referred to as "ICS"), represented herein by Gordon E. Kime, who has been duly authorized by the Board of Directors of ICS, and IDT CORPORATION, a Delaware corporation (hereinafter referred to as "IDT"), represented herein by Howard Balter, who has been duly authorized by its Board of Directors.

                                  WITNESSETH

    WHEREAS, the parties hereto entered into an Agreement styled Consultant and Customer Support Agreement, dated July 29, 1996, and desire to restate in its entirety that Agreement; and

    WHEREAS, ICS is an Internet service provider doing business under the trade nane of "Linknet" and provides for Internet access to customers, including management of the Internet and customer support for all customers of Linknet, throughout the State of Louisiana; and

    WHEREAS, IDT is an Internet service provider throughout tne United States providing Internet services to its customers, management of the network and customer support for the customers on its network; and

    WHEREAS, IDT has purchased or is in the process of purchasing the equipment and other assets comprising the Linknet network; and

    WHEREAS, IDT desires to expand its Internet services by contracting with ICS for it to provide consulting services; and

    WHEREAS, ICS has the expertise required to implement and operate the consulting and customer support needs of IDT.

    NOW THEREFORE, it is mutually agreed as follows:

                                      1.
                            PROVISION OF SERVICES

    ICS shall provide to IDT and/or its network customers the Consulting Services, described below, and the Customer Support Services, described below.

                                      2.
                             TERM AND TERMINATION

    SECTION 2.1 TERM. ICS shall provide the Consulting Services for an initial term commencing August 15, 1996, and terminating July 31, 2000. ICS shall provide the Customer Support Services for an initial term commencing July 1, 1996, and terminating July 31, 2000. This Agreement shall be automatically renewed for successive two (2) year additional term(s), absent written notice, from either party, provided at least ninety (90) days prior to the commencement of such additional term(s).

    SECTION 2.2 TERMINATION FOR CAUSE. This Agreement may be terminated by either party for cause in the event of a breach by the other party (the "Breaching Party") of any material term or condition hereof and the failure of the Breaching Party to cure such breach within thirty (30) days following the receipt of notice of such breach.

                                      3.
                                 CONSIDERATION

    SECTION 3.1 CONSULTING SERVICES FEE. As consideration for the Consulting Services to be provided by ICS in accordance with the terms of this Agreement, IDT shall pay to ICS a Base Consulting Services Fee and a Supplemental Consulting Services Fee. The Base Consulting Services Fee shall be
[                     ]/*/ Dollars per month. The Supplemental Consulting
Services Fee shall be an amount equal to the product of [
                   ]/*/ ("Supplemental Unit Rate") times each Supplemental
Unit, defined below. As used herein, a "Supplemental Unit" shall mean groups of ten points of presence ("POPs") in excess of 21 POPs. For example, if there are 18 POPs, then the number of Supplemental Units is 0; if there are 21 POPs, then the number of Supplemental Units is 0; if there are 22 POPs, then the number of Supplemental Units is 1; if there are 27 POPs, then the number of Supplemental Units is 1; and if there are 37 POPs, then the number of Supplemental Units is
2. The Base Consulting Services Fee and the Supplemental Consulting Services Fee (collectively the "Total Consulting Services Fee") shall be paid monthly, and such payment shall be due and payable on or before the first day of the month during which services are to be rendered. The Base Consulting Services Fee for the first month in which consulting services are rendered shall be prorated to reflect that the Consulting Services will be provided only for a given portion of the month, i.e., for the first month in which consulting services are provided, the Base Consulang Services Fee will be [
      ]/*/


                                       3
          CONFIDENTIAL TREATMENT REQUESTED AND THE REDACTED MATERIAL
                 HAS BEEN SEPARATELY FILED WITH THE COMMISSION

    SECTION 3.2 REIMBURSEMENT. IDT shall reimburse ICS for reasonable travel expenses incurred by ICS in connection with performing the Consulting Services. Such travel expenses shall include, but shall not be limited to, air fare, ground transportation, lodging, meals, etc. ICS shall prepare and forward to IDT a detailed invoice with supporting documentation describing ICS's travel expenses of approved travel by IDT. IDT shall pay such travel expense reimbursement invoices within 30 days receipt thereof.

    SECTION 3.3. [DELETED]

    SECTION 3.4. [DELETED]

    SECTION 3.5. ANNUAL FEE ADJUSTMENT. Effective August 1 of each year during the term of this Agreement (other than August 1, 1996), the Base Consulting Fee and the Supplemental Unit Rate shall be increased by five percent (5%) over the Base Consulting Fee and the Supplemental Unit Rate then in effect, respectively.

    SECTION 3.6. [DELETED]

    SECTION 3.7. EFFECT OF TERMINATION. Payments due to ICS for expenses incurred or services rendered by ICS prior to the effective date of the termination of this Agreement shall be paid by IDT to the extent earned, notwithstanding the termination of this Agreement.

                                      4.
                 DESCRIPTION OF SERVICES TO BE PROVIDED BY ICS

    SECTION 4.1. CONSULTING SERVICES. As used herein, the term "Consulting Services" shall mean (i) router management, (ii) modem management and asset management (iii) usage reporting, (iv) bandwith reporting, (v) server management, (vi) overall network consulting, (vii) telephony consulting and provisioning, (viii) network maintenance and monitoring with a response to faults or problems within one hour from occurrence, (ix) programming staff to include (a) two programmers at 20 hours per week for network programming, (b) two programmers at 20 hours per week for IDT projects, in the event IDT is dissatisfied with or chooses for any reason to discontinue use of the programming services set forth in this subsection, IDT reserves the right, excercisable on or before January 15, 1997, to do so and decrease the base consulting fee as well as the
supplemental unit rate by [      ]/*/ per month, and (x) network set up
(in-house set up by ICS) of new POPs. In the event the network is for any reason, within the control of ICS, not functioning during the term of this
Agreement, ICS agrees that IDT may deduct [     ]/*/ per hour from the fees
otherwise due hereunder.

    SECTION 4.2 CUSTOMER SUPPORT SERVICES. As used herein, the term "Customer Support Services" shall mean telephone support supplied by ICS to IDT customers relating to Internet access software distributed by IDT.

    SECTION 4.3 ADDITIONAL SERVICES. If IDT desires to purchase additional network services management services for IDT projects, IDT shall pay for hours in excess of an average of twenty hours a week over a two month period at the
rate of [     ]/*/.

                                      5.
                            INDEPENDENT CONTRACTOR

    It is expressly acknowledged by the parties hereto that ICS is an independent contractor, and nothing in this Agreement is intended, nor shall be construed, to create any employer/employee relationship or a joint venture relationship; provided that the services to be rendered hereunder by ICS shall be provided in a manner consistent with the standards governing


                                       5
          CONFIDENTIAL TREATMENT REQUESTED AND THE REDACTED MATERIAL
                HAS BEEN SEPARATELY FILED WITH THE COMMISSION
such services and the provisions of this Agreement. As such, IDT shall have the final say and dictate all technical strategy and implementation. Notwithstanding this paragraph, ICS agrees that intellectual property rights, including copyrights to all source codes, and programs, patents and trademarks are "work for hire" belonging to IDT. ICS shall not have the right to use or sell software or components of software created for IDT without the written consent of IDT. ICS will cause all of its employees or agents that perform services pursuant to this agreement or in any connection for IDT to execute a non-compete agreement that precludes such employee from competing with IDT in any of its businesses during the term of this Agreement or for 12 months following temination or soliciting IDT's employees during the term of this agreement and for 18 months following its termination.

                                      6.
                                    NOTICES

    Any notice, demand or consent required or permitted hereunder shall be in writing and shall be delivered in person or mailed to the following:

IF TO ICS:      International Computer Systems, Inc.
                1316 Mayer Avenue
                Alexandria, Louisiana 71303
                Attention: Gordon E. Kime

IF TO IDT:      IDT Corporation
                294 State Street
                Hackensack, New Jersey 07601
                Attention: Joyce Mason, Esq.

                AND

                Peretz Bronstein, Esq.
                Easton & Echtman, P.C.
                270 Madison Ave. 7th Floor

                New York, NY 10016

                                      7.
                                 GOVERNING LAW
    This Agreement shall be govered by the laws of the State of Louisiana. Any disputes under this agreement shall be resolved before The American Arbitration Association in New York City.

                                      8.
                                  ASSIGNMENT

    No assignment of this Agreement or the rights or obligations hereunder shall be valid without the specific written consent of both parties, such written consent to be mailed as provided in paragraph 6.

                                      9.
                               ENTIRE AGREEMENT

    This Agreement supersedes all previous contracts and constitutes the entire agreementX betsveen the parties relating to the matters covered by this Agreement. No oral statements or prlor written materials not specifically incorporated herein shall be of any force and effect, and no changes in or additions to this Agreement, shall be recognized unless incorporated herein by amendment, as provided herein, such amendment(s) to become effective on the date stipulated in such amendment(s).

                                      10.
                                   HEADINGS

    The headings of tEs Agreement are inserted for convenience only and are not to be considered in the interpretation of this Agreement. They shall not in any way limit the scope or modify the substance or context of any section of this Agreement.

                                      11.
                               WAIVER OF BREACH

    The waiver by either party of a breach or violation of any provision of this Agreement shall not operate as or be construed to be, a waiver of any subsequent or other breach thereof.

                                      12.
                            PROVISIONS HELD INVALID

    If any one or more of the provisions contained in this Agreement shall be held to be invalid, illegal or unenforceable, for any reason or in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such provision had never been contained herein.

                                      13.
                                  AMENDMENTS

    This Agreement may be amended only by an instrument in writing, signed by both parties. Such signed instrument shall state the effective date of the amendment.

                                      14.
                              MUTUAL COOPERATION

    Both the ICS and IDT acknowledge that mutual cooperation and assistance is essential to either party's performance under this Agreement; therefore, it will be the duty of both parties to make all good faith efforts to fully cooperate in the execution of this Agreement.

                                      15.
                                 COUNTERPARTS

    This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which shall together constitute one agreement.

                                      16.
                                    RECORDS

    IDT and ICS agree to make available for inspection to each other any books, documents and records of the other party that may be necessary to verify the nature and amount of any payments due pursuant to this Agreement.

                                      17.
                         ICS MANAGEMENT AND OPERATIONS

    IDT reserves the right to terminate this Agreement in the event that Mr. Gordon Kime ceases to function as the Chief Technical Officer of ICS.

                                      18.
                                INTERPRETATION

    No provision of this Agreement shall be construed or interpreted against any party on the basis of such parties being deemed to have drafted such provision.

        IN WITNESS WHEREOF, ICS and IDT have executed this Agreement effective as of the day and year first written above.


WITNESSES:                      INTERNATIONAL COMPUTER SYSTEMS,
INC.



/s/                           BY: /s/
------------------------          -------------------------------------
/s/
------------------------


                                  IDT CORPORATION



                              BY: /s/
------------------------          -------------------------------------

------------------------

                          ROYALTY AGREEMENT BETWEEN
                     INTERNATIONAL COMPUTER SYSTEMS, INC.
                                      AND
                                IDT CORPORATION

    This Royalty Agreement (the "Agreement") is entered into as of the 29th day of July, 1996 by and between INTERNATIONAL COMPUTER SYSTEMS, INC., a Louisiana Corporation, (hereinafter referred to as "ICS"), represented herein by Gordon Kime, who has been duly authorized by the Board of Directors of ICS, and IDT CORPORATION, a Delaware corporation (hereinafter referred to as "IDT"), represented herein by Howard Balter, who has been duly authorized by its Board of Directors.

                                  WITNESSETH

    WHEREAS, ICS is an Internet service provider doing business under the trade name of "LinkNet" and provides for Internet access to customers, including management of the Internet and customer support for all customers of LinkNet, throughout the State of Louisiana; and

    WHEREAS, IDT is an Internet service provider throughout the United States providing Internet services to its customers, management of the network and customer support for the customers on its network; and

    WHEREAS, IDT has purchased the equipment comprising the LinkNet network (the "Equipment Purchase"); and

    WHEREAS, coinciding with the Equipment Purchase, IDT has agreed to pay a royalty to ICS in accordance with this Agreement.

    NOW THEREFORE, it is mutually agreed as follows:

                                      1.
                                    ROYALTY

    A. Payment of Royalty. IDT shall pay to ICS a royalty equal in amount to
       -------------------
(i) the [                                                                  ]/*/
during the Royalty Period, defined below, plus (ii) the [



                                        ]/*/ plus (iii) the [



                                       ]/*/ The royalty due with respect to
collections made within any calendar month shall be paid by IDT to ICS on or before the 10/th/ day of the following calendar month. Collections received by IDT after the Royalty Period for providing Internet access to Base Customers, Non Dedicated New Customers, and Dedicated New Customers during the Royalty Period shall be paid by IDT to ICS as provided in this paragraph 1 notwithstanding that such collections were received after the Royalty Period.

    B. Non Dedicated Customers Defined. As used herein, "Non Dedicated
       --------------------------------
Customers" shall mean Internet access customers who do not use a dedicated line.

    C. Dedicated Customers Defined.            As used herein, "Dedicated
       ----------------------------
Customers" shall mean Internet access customers who use a dedicated line.

    D. Base Customers Defined. As used herein, "Base Customers" shall mean ICS'
       -----------------------
existing Internet access customers, less Internet access customers who discontinue their Internet access service with IDT/ICS during the Royalty Period, plus any new Internet access customers

          Confidential Treatment Requested and the Redacted Material
                 has been separately filed with the Commission
in Louisiana that ICS signs up through ICS' efforts during the Royalty Period, provided however, in no event shall the number of Base Customers exceed
[     ]/*/ the number of Customers existing as of [          ]/*/. Attached
hereto as Exhibit A is a listing by category of the Base Customers.

    E. Non Dedicated New Customers Defined. As used herein, "Non Dedicated New
       ------------------------------------
Customers" shall mean the number of IDT/ICS Non Dedicated Customers in Louisiana that ICS signs up through ICS' efforts during the Royalty Period in excess of the number of Non Dedicated Base Customers existing as of July 29, 1996.

    F. Dedicated New Customers Defined. As used herein, "Dedicated New
       -------------------------------
Customers" shall mean the number of IDT/ICS Dedicated Customers in Louisiana that ICS signs up through ICS' sole efforts during the Royalty Period in excess of the number of Dedicated Base Customers existing as of July 29, 1996.

    G. Royalty Period Defined. As used herein, "Royalty Period" shall mean the
       -----------------------
period commencing July 29, 1996, and terminating on July 31, 1997.

                                      2.
                            TRANSFER OF CUSTOMERS

ICS agrees to assist IDT in the immediate and orderly transition of customers from ICS to IDT, which may include development of dedicated connectivity between ICS and IDT, as well as programming and customization of either or both accounting systems to transition such customers. ICS agrees to expend all necessary resources to transition the network systems, accounting systems, and customers as quickly as possible, with the goal and objective of completing such transition on or before December 31, 1996. Until such time as the transition is

          Confidential Treatment Requested and the Redacted Material
                 has been separately filed with the Commission completed, ICS shall serve as agent for IDT in collecting amounts due IDT for providing Internet access to the ICS Base Customers or any other customers of IDT designated by IDT. ICS may retain from amounts collected by it as agent for IDT the amount due ICS by IDT as royalties as provided in paragraph l hereof.

                                      3.
                                 ICS INDEMNITY

    ICS hereby agrees to protect, defend and indemnify IDT, its officers, members, agents, managers and employees against, and hold the same harmless from any and all liability, losses, damages, obligations, judgments, claims, causes of action and expenses associated therewith (including reasonable attorney fees), resulting from or arising out of, directly or indirectly, any intentional act, wanton misconduct or negligent act or omission by ICS or its employees or agents.

                                      4.
                                 IDT INDEMNITY

    IDT hereby agrees to protect, defend and indemnify ICS, its officers, members, agents, managers and employees against, and hold the same harmless from any and all liability, losses, damages, obligations, judgments, claims, causes of action and expenses associated therewith (including reasonable attorney fees), resulting from or arising out of, directly or indirectly, any intentional act, wanton misconduct or negligent act or omission by IDT or its employees or agents.

                                      5.
                                    NOTICES

    Any notice, demand or consent required or permitted hereunder shall be in writing and shall be delivered in person or mailed to the following:

IF TO ICS:      International Computer Systems, Inc.
                1316 Mayer Avenue
                Alexandria, Louisiana 71303
                Attention: Gordon E. Kime

IF TO IDT:      IDT Corporation
                294 State Street
                Hackensack, New Jersey 07601
                Attention: Joyce Mason, Esq.

                AND

                Peretz Bronstein, Esq.
                Easton & Echtman, P.C.
                270 Madison Ave., 7th Floor
                New York, NY 10016

                                      6.
                                 GOVERNING LAW

    This Agreement shall be governed by the laws of the State of Louisiana applicable to contracts executed and to be performed wholly within such state. Any dispute arising out of this transaction shall be resolved before the American Arbitration Association in New York City.

                                      7.
                                  ASSIGNMENT

    No assignment of this Agreement or the rights or obligations hereunder shall be valid without the specific written consent of both parties hereto.

                                      8.
                               ENTIRE AGREEMENT

    This Agreement supersedes all previous contracts and constitutes the entire agreement between the parties relating to the matters covered by this Agreement. No oral statements or prior written materials not specifically incorporated herein shall be of any force and effect, and no changes in or additions to this Agreement, shall be recognized unless incorporated herein by amendment, as provided herein, such amendment(s) to become effective on the date stipulated in such amendment(s).

                                      9.
                                   HEADINGS

    The headings of this Agreement are inserted for convenience only and are not to be considered in the interpretation of this Agreement. They shall not in any way limit the scope or modify the substance or context of any section of this Agreement.

                                      10.
                               WAIVER OF BREACH

    The waiver by either party of a breach or violation of any provision of this Agreement shall not operate as or be construed to be, a waiver of any subsequent or other breach thereof.

                                      11.
                            PROVISIONS HELD INVALID

    If any one or more of the provisions contained in this Agreement shall be held to be invalid, illegal or unenforceable, for any reason or in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such provision had never been contained herein.

                                      12.
                                  AMENDMENTS

    This Agreement may be amended only by an instrument in writing, signed by both parties. Such signed instrument shall state the effective date of the amendment.

                                      13.

                              MUTUAL COOPERATION

    Both the ICS and IDT acknowledge that mutual cooperation and assistance is essential to either party's performance under this Agreement; therefore, it will be the duty of both parties to make all good faith efforts to fully cooperate in the execution of this Agreement.

                                      14.
                                 COUNTERPARTS

    This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which shall together constitute one agreement.

                                      15.
                                   RECORDS

    IDT and ICS agree to make available for inspection to each other any books, documents and records of the other party that may be necessary to verify the nature and amount of any payments due pursuant to this Agreement.

                                      16.
                                USAGE AGREEMENT

    This Agreement completely supersedes and replaces the Usage Agreement between ICS and IDT, dated July 29, 1996 (the "Usage Agreement"). The Usage Agreement is void.

                                      17.
                                INTERPRETATION

    No provision of this Agreement shall be construed against or interpreted to the disadvantage of any party by reason of such party having or being deemed to have drafted such provision.

        IN WITNESS WHEREOF, ICS and IDT have executed this Agreement effective as of the day and year first written above.



WITNESSES:                      INTERNATIONAL COMPUTER SYSTEMS, INC.



/s/                               /s/ Gordon Kime
------------------------          -------------------------------------
                              By: Gordon Kime
                                   Its: Duly Authorized Agent
/s/
------------------------


                                  IDT CORPORATION


                                  /s/ Howard Balter
------------------------          -------------------------------------
                                  By: Howard Balter
                                  Its: Duly Authorized Agent

------------------------





                                       9